UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)  December 16, 2005
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                                 Footstar, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

          1-11681                                   22-3439443
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   (Commission File Number)                (IRS Employer Identification No.)

      933 MacArthur Boulevard
         Mahwah New Jersey                                 07430
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   (Address of Principal Executive Offices)             (Zip Code)

                                 (201) 934-2000
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

           Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

          |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

          |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

          |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

          |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

           As previously disclosed, on March 2, 2004, Footstar, Inc. (the "Company") and certain of its direct and indirect subsidiaries (collectively, the "Debtors") filed voluntary petitions under chapter 11 of title 11, United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of New York (the "Court") (Case No. 04-22350 (ASH)). The Debtors remain in possession of their assets and properties, and continue to operate their businesses and manage their properties as debtors-in-possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code.

           On December 16, 2005 the Company entered into an employment agreement with each of William Lenich (the "Lenich Employment Agreement"), Dennis M. Lee (the "Lee Employment Agreement"), Michael J. Lynch (the "Lynch Employment Agreement"), Randall Proffitt (the "Proffitt Employment Agreement"), Maureen Richards (the "Richards Employment Agreement") and Stuart E. Werner (the "Werner Employment Agreement" and collectively, the "Additional Employment Agreements"). The material terms of the Additional Employment Agreements are substantially similar, except as noted. The original term of employment under each of the Additional Employment Agreements ends on December 31, 2008, and such term of employment shall be automatically renewed for successive one-year terms ("Renewal Terms") unless at least 60 days prior to the expiration of the original term of employment or any Renewal Term, either such employee or the Company notifies the other party in writing that he or it is electing to terminate such Additional Employment Agreement at the expiration of the then current term of employment.

           Mr. Lenich will serve as the Executive Vice President, Merchandising of the Company and he will receive a base salary of $485,000, subject to annual review for increase at the discretion of the compensation committee of the Company's board of directors. Mr. Lenich shall participate in the Company's 1996 Incentive Compensation Plan under which he shall continue to be afforded the opportunity to earn no less than 50% of his base salary per year if certain targets are achieved. Mr. Lenich shall receive $80,833 on each July 1st and December 31st of 2006, 2007 and 2008 if he continues to be employed by the Company through the date such payments are due. Upon the Company's emergence from the chapter 11 proceeding pursuant to its plan of reorganization (the "Plan Effective Date"), Mr. Lenich shall receive a restricted stock grant of 121,250 shares of the Company's common stock, which restrictions shall lapse only upon certain terminations. Mr. Lenich is also entitled to accrue benefits under the Company's supplemental executive retirement plan and he is entitled to certain severance payments upon the occurrence of certain events of termination of his employment.

           The foregoing description of the Lenich Employment Agreement is qualified in its entirety by reference to the Lenich Employment Agreement, which is incorporated herein by reference and attached hereto as Exhibit 10.1.


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
           Mr. Lee will serve as the Senior Vice President, Human Resources of the Company and he will receive a base salary of $288,400, subject to annual review for increase at the discretion of the compensation committee of the Company's board of directors. Mr. Lee shall participate in the Company's 1996 Incentive Compensation Plan under which he shall continue to be afforded the opportunity to earn no less than 50% of his base salary per year if certain targets are achieved. Mr. Lee shall receive $52,500 on each July 1st and December 31st of 2006, 2007 and 2008 if he continues to be employed by the Company through the date such payments are due. Mr. Lee is also entitled to certain severance payments upon the occurrence of certain events of termination of his employment.

           The foregoing description of the Lee Employment Agreement is qualified in its entirety by reference to the Lee Employment Agreement, which is incorporated herein by reference and attached hereto as Exhibit 10.2.

           Pursuant to the Lynch Employment Agreement, Mr. Lynch will continue to serve as Senior Vice President, Finance of the Company's Meldisco Division. Mr. Lynch shall cease to hold such positions and shall become the Company's Senior Vice President, Chief Financial Officer at such time Richard L. Robbins no longer serves as the Company's Senior Vice President of Financial Reporting and Control and Principal Financial Officer, which is expected to occur on or around the end of the first calendar quarter of 2006. Mr. Lynch will receive a base salary of $267,800, subject to annual review for increase at the discretion of the compensation committee of the Company's board of directors. Mr. Lynch shall participate in the Company's 1996 Incentive Compensation Plan under which he shall continue to be afforded the opportunity to earn no less than 45% of his base salary per year if certain targets are achieved. Mr. Lynch shall receive $43,873 on each July 1st and December 31st of 2006, 2007 and 2008 if he continues to be employed by the Company through the date such payments are due. Mr. Lynch is also entitled to certain severance payments upon the occurrence of certain events of termination of his employment.

           The foregoing description of the Lynch Employment Agreement is qualified in its entirety by reference to the Lynch Employment Agreement, which is incorporated herein by reference and attached hereto as Exhibit 10.3.

           Mr. Proffitt will serve as the Senior Vice President, Store Operations of the Company and he will receive a base salary of $311,500, subject to annual review for increase at the discretion of the compensation committee of the Company's board of directors. Mr. Proffitt shall participate in the Company's 1996 Incentive Compensation Plan under which he shall continue to be afforded the opportunity to earn no less than 45% of his base salary per year if certain targets are achieved. Mr. Proffitt shall receive $50,541 on each July 1st and December 31st of 2006, 2007 and 2008 if he continues to be employed by the Company through the date such payments are due. On the Plan Effective Date, Mr. Proffitt shall receive a restricted stock grant of 73,203 shares of the Company's common stock, which restrictions shall lapse only upon certain terminations. Mr. Proffitt is also entitled to accrue benefits under the Company's supplemental executive retirement plan and he is entitled to certain severance payments upon the occurrence of certain events of termination of his employment.


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
           The foregoing description of the Proffitt Employment Agreement is qualified in its entirety by reference to the Proffitt Employment Agreement, which is incorporated herein by reference and attached hereto as Exhibit 10.4.

           Ms. Richards will continue to receive a base salary of $340,000, subject to annual review for increase at the discretion of the compensation committee of the Company's board of directors. Ms. Richards shall participate in the Company's 1996 Incentive Compensation Plan under which she shall continue to be afforded the opportunity to earn no less than 50% of her base salary per year if certain targets are achieved. Ms. Richards shall receive $61,875 on each July 1st and December 31st of 2006, 2007 and 2008 if she continues to be employed by the Company through the date such payments are due. On the Plan Effective Date, Ms. Richards shall receive a restricted stock grant of 4,500 shares of the Company's common stock, which restrictions shall lapse only upon certain terminations. Ms. Richards is also entitled to accrue benefits under the Company's supplemental executive retirement plan and she is entitled to certain severance payments upon the occurrence of certain events of termination of her employment.

           The foregoing description of the Richards Employment Agreement is qualified in its entirety by reference to the Richards Employment Agreement, which is incorporated herein by reference and attached hereto as Exhibit 10.5.

           Mr. Werner will serve as the Senior Vice President, Chief Information Officer of the Company and he will receive a base salary of $283,000, subject to annual review for increase at the discretion of the compensation committee of the Company's board of directors. Mr. Werner shall participate in the Company's 1996 Incentive Compensation Plan under which he shall continue to be afforded the opportunity to earn no less than 45% of his base salary per year if certain targets are achieved. Mr. Werner shall receive $46,407 on each July 1st and December 31st of 2006, 2007 and 2008 if he continues to be employed by the Company through the date such payments are due. Mr. Werner is also entitled to certain severance payments upon the occurrence of certain events of termination of his employment.

           The foregoing description of the Werner Employment Agreement is qualified in its entirety by reference to the Werner Employment Agreement, which is incorporated herein by reference and attached hereto as Exhibit 10.6.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(b)  Departure of Principal Officer.

           It is expected that Richard L. Robbins will cease to serve as the Company's Senior Vice President of Financial Reporting and Control and Principal Financial Officer on or around the end of the first calendar quarter of 2006.

(c)  Appointment of Principal Officer.


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
           The description in Item 1.01 above is incorporated by reference herein.

           Mr. Lynch, age 39, will serve as Senior Vice President, Chief Financial Officer of the Company upon Mr. Robbins' departure from the Company and at such time Mr. Lynch will cease serving as Senior Vice President, Finance of the Company's Meldisco Division, a position which he has held since October 2004. Mr. Lynch served as Vice President Finance & Administration of the Company's Athletic Division & Meldisco from September 2003 to October 2004 and Vice President Finance & Administration of the Company's Athletic Division from October 2001 to September 2003. Prior to being employed by the Company, Mr. Lynch served as Vice President Finance of the Tax and Business Services Division of American Express Company from October 2000 to October 2001, where his responsibilities included accounting, financial reporting and analysis, budgeting and acquisition functions.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits.

    Exhibit No.                         Description
    -----------                         -----------

      10.1                  Employment Agreement with William Lenich

      10.2                  Employment Agreement with Dennis M. Lee

      10.3                  Employment Agreement with Michael J. Lynch

      10.4                  Employment Agreement with Randall Proffitt

      10.5                  Employment Agreement with Maureen Richards

      10.6                  Employment Agreement with Stuart E. Werner




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
                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 22, 2005
                                       FOOTSTAR, INC.


                                       By:  /s/ Maureen Richards
                                           -------------------------------------
                                           Maureen Richards
                                           Senior Vice President, General
                                           Counsel and Corporate Secretary














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
                                  EXHIBIT INDEX

    Exhibit No.                        Description
    -----------                        -----------

      10.1                  Employment Agreement with William Lenich

      10.2                  Employment Agreement with Dennis M. Lee

      10.3                  Employment Agreement with Michael J. Lynch

      10.4                  Employment Agreement with Randall Proffitt

      10.5                  Employment Agreement with Maureen Richards

      10.6                  Employment Agreement with Stuart E. Werner






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